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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                        DATE OF REPORT: NOVEMBER 23, 1999



                            TEAM AMERICA CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




     Ohio                        0-21533                        31-1209872
-----------------           ---------------------         ----------------------
(STATE OR OTHER             (COMMISSION FILE NO.)            (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)



                            110 E. Wilson Bridge Road
                             Worthington, Ohio 43085
                                 (614) 848-3995
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)





                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5.  OTHER ITEMS.

         On November 23, 1999, the Company was served with a complaint that, among other things, seeks to enjoin its proposed merger with Global Employment Solutions, Inc. The Company believes that the suit is without merit and intends to vigorously defend the action.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           TEAM AMERICA CORPORATION


Date:  November 24, 1999                   By: /s/Michael R. Goodrich
                                               ---------------------------------
                                               Michael R. Goodrich, Chief
                                               Financial Officer


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